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                                                             Exhibit 10.7

                           LOAN MODIFICATION AGREEMENT


    THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 28th day of September, 1998, by and among CRANBERRY- 140 LIMITED PARTNERSHIP, a Maryland limited partnership (the "Borrower"), and SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation ("Lender").

                                    RECITALS

    R-1. Borrower is justly indebted to the Lender for a real estate mortgage loan in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) ("the Loan"). The Loan is evidenced by an Amended and Restated Deed of Trust Note in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) dated October 6, 1995, executed and delivered by Borrower, as maker, to and in favor of the Lender, as holder (as modified on the date hereof, the "Note").

    R-2. The indebtedness evidenced by the Note is secured by (a) that certain Amended and Restated Deed of Trust and Security Agreement, executed October 6, 1995, by Borrower for the benefit of Lender, and recorded October 10, 1995, in Deed Book 1732, Page 262 of the Land Records of Carroll County, Maryland, (as modified on the date hereof, the "Deed of Trust"), and (b) that certain Amended and Restated Assignment of Leases and Rents, executed October 6, 1995, by Borrower for the benefit of Lender and recorded on October 10, 1995, in Deed Book 1732, Page 318 of the Land Records of Carroll County, Maryland (as modified on the date hereof, the "Lease Assignment").

    R-3. Borrower has requested that Lender permit the transfer of the partnership interests in Borrower from Constellation Properties, Inc. and CPI Partner, Inc. (collectively, the "Existing Partners") to Corporate Office Properties, L.P. and COPT Columbia, LLC ("the Transfer"), and the subsequent conversion of Borrower into a Maryland limited liability company ("the Conversion") and that Lender not declare a default under the Deed of Trust as a result of the Transfer or the Conversion.

    R-4. Lender has agreed to waive its right to declare a default under the terms of the Deed of Trust as a result of the Transfer or the Conversion, subject to the terms and conditions herein contained.

    R-5. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Deed of Trust.

    NOW, THEREFORE, FOR AND IN CONSIDERATION of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby


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acknowledged by the undersigned, the parties hereby agree as follows:

    1. Incorporation of Recitals. The Recitals set forth hereinabove are hereby incorporated as a substantive part of this Agreement.

    2. Security Documents. As used herein, the term "Security Documents" shall mean this Agreement, the Note, the Deed of Trust, the Lease Assignment, the Environmental Indemnity Agreement (subject to the release of Constellation Real Estate Group, Inc., as set forth in Section 13 below), the New Environmental Indemnity, the New Guaranty and any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note, as each may be amended on the date hereof.

    3. Ratification of Obligations. Borrower hereby expressly ratifies and confirms its obligations under the Security Documents. All of the provisions of the Security Documents are incorporated herein by reference and shall continue in full force and effect. Lender and Borrower agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of any party under the provisions of the Security Documents.

    4. Representations and Warranties. Borrower hereby represents, warrants and agrees as follows:

         (a) Each of the representations and warranties of Borrower contained in the Security Documents are true and correct as of the date hereof, and Borrower's execution and delivery of this Agreement to Lender shall constitute its representation and warranty that such is the case.

         (b) The execution and delivery of this Agreement does not violate, conflict with, or result in a breach or default under any limited partnership agreement, articles of incorporation, operating agreement, bylaws, or any other agreement by which Borrower is bound. Borrower has been duly authorized and has all requisite authority to consummate this transaction, and no other approvals or consents are necessary for the consummation of this transaction by Borrower.

         (c) Borrower is a limited partnership, validly existing and in good standing under the laws of the State of Maryland.

         (d) Borrower has provided to Lender copies of each document pursuant to which Borrower's partnership interests are to be transferred and the copy of each such document provided to Lender is a true and complete copy of the original of such document.

    5.   New Environmental Indemnity and New Guaranty.


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         (a) Simultaneously with the execution and delivery of this Agreement,
    Corporate Office Properties, L.P. ("COPLP") shall execute and deliver to Lender (i) an Environmental Indemnification Agreement (the "New Environmental Indemnity") subject to the terms, provisions, and limitations set forth in the New Environmental Indemnity, and (ii) a Guaranty Agreement (the "New Guaranty") of certain obligations of Borrower subject to the terms, provisions, and limitations set forth in the New Guaranty.

         (b) Any and all references to "guarantor" or "guarantors" under the Security Documents shall hereinafter be deemed to refer to and include COPLP.

    6. No Additional Advances. Notwithstanding any provisions of the Note, the Deed of Trust or any other Security Document to the contrary, Borrower hereby acknowledges and agrees that no additional Loan proceeds are to be advanced to Borrower and that the Lender has no additional funding obligations under the Loan.

    7. Effect of this Agreement on Note. The provisions in this Agreement modifying the Note shall be deemed to be a part of the Note, as fully and completely as if these provisions were set forth at length in the body of the Note.

    8.   Modification of Security Documents.

         (a) Note. In the Note:

              (1) In the 2nd line of the 2nd paragraph of Section 24, the words "Constellation Real Estate Group, Inc." are deleted and replaced with the words "Corporate Office Properties, L.P.".

              (2) In the 5th line of Section 24(vi), the words "Constellation Real Estate Group, Inc." are deleted and replaced with the words "Corporate Office Properties, L.P.".

         (b) Deed of Trust. In the Deed of Trust:

              (1) The term "Environmental Indemnity Agreement" shall henceforth mean the existing Environmental Indemnity Agreement dated October 6, 1995 executed by Borrower to and for the benefit of Lender (the "Original Environmental Indemnity") and the New Environmental Indemnity, as defined herein.

         (2) The term "Guaranty" shall henceforth mean the New Guaranty, as defined herein.

         (3) The term "Management Agreement" shall henceforth mean any



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agreement executed by Borrower for the management of all or any portion of the
Property.

         (4) In the 8th line of Section 21.2, the words "Constellation Real Estate Group, Inc." are hereby deleted and replaced with the words "Corporate Office Properties, L.P.".

         (5) In the 2nd line of the 2nd paragraph of Section 29, the words "Constellation Real Estate Group, Inc." are hereby deleted and replaced with the words "Corporate Office Properties, L.P.".

         (6) In the 5th line of Section 29(vi), the words "Constellation Real Estate Group, Inc." are deleted and replaced with the words "Corporate Office Properties, L.P.".

         (7) Section 11.3 is deleted in its entirety.

         (c) Lease Assignment. In the Lease Assignment:

              (1) In the 2nd line of the 2nd paragraph of Section 10, the words "Constellation Real Estate Group, Inc." are hereby deleted and replaced with the words "Corporate Office Properties, L.P.".

              (2) In the 5th line of Section 10(vi), the words "Constellation Real Estate Group, Inc." are deleted and replaced with the words "Corporate Office Properties, L.P.".

    9. Notice. So long as Borrower holds legal title to the Property, all notices required or permitted by the Security Documents to be given to the mortgagor under the Deed of Trust or to the maker under the Note shall be given in writing and delivered in the manner provided in the Security Documents, respectively, addressed to Borrower, until further notice, as follows:

    Cranberry-140 Limited Partnership
        c/o Corporate Office Properties Trust
        8815 Centre Park Drive, Suite 400
        Columbia, Maryland 21045
        Attn: President

with a copy to:

    Cranberry-140 Limited Partnership
         c/o Corporate Office Properties Trust
         8815 Centre Park Drive, Suite 400


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         Columbia, Maryland 21045
         Attn: General Counsel

    10. Transfer Fee. Simultaneously with the closing of the assignment and assumption contemplated herein, Borrower shall deliver to Lender, in immediately available funds, a cashier's check or wire in the sum of $95,696.63 as a transfer fee (the "Transfer Fee"). The Transfer Fee shall not reduce the outstanding principal balance under the Note.

    11. Additional Events of Default. In addition to those events of default specifically set forth heretofore in the Security Documents, the failure of Borrower or COPLP to comply with the terms and provisions of any covenant or agreement contained herein shall constitute an Event of Default under the Deed of Trust and shall entitle Lender to exercise all rights and remedies provided for in the Security Documents.

    12. Consent by Lender. Lender joins in the execution of this Agreement for the purposes of:

         (a) waiving its right to declare an event of default under the terms of the Security Documents as a result of the Transfer; however, the foregoing waiver shall not amend or modify the Security Documents as to any future sale, transfer or conveyance of the partnership interests or any portion thereof or interest therein;

         (b) acknowledging that the Transfer represents the one-time transfer referenced in Section 11.3 of the Deed of Trust;

         (c) effecting certain releases as more fully described herein;

         (d) consenting to the modifications to the Security Documents as more particularly set forth herein.

    13. Release of Original Guarantor. Subject to the satisfaction of the Conditions Precedent contained in Section 14 below, Lender hereby releases and discharges Constellation Real Estate Group, Inc. ("CREG") and the Existing Partners, and their respective successors, stockholders, officers, directors, and employees from all obligations, claims, demands, expenses and liabilities which the Lender has or hereafter may have with respect to or arising under the Loan, regardless of whether such obligations, claims, demands, expenses and liabilities arise in their capacity as guarantors, obligors, promisors, or as partners of any limited partnership. The foregoing release shall specifically include those obligations of CREG arising under (i) the Guaranty Agreement dated October 6, 1995 executed by CREG to and for the benefit of Lender and (ii) the Environmental Indemnity Agreement dated October 6, 1995 and executed by Borrower and CREG for the benefit of Lender.


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    14.  Conditions Precedent.

    (i) The following shall be conditions precedent to the effectiveness of this
Agreement:

         (a) Documents. On or before the date hereof, Borrower and COPLP (as the case may be) shall have executed and delivered to Lender this Agreement, the New Guaranty, the New Environmental Indemnity, a General Certificate of Borrower and Guarantor, a UCC-3 Financing Statement Amendment reflecting the new ownership of Borrower, and all other agreements required by Lender to effect the transactions contemplated herein, each in form and substance acceptable to Lender.

         (b) Opinion. On or before the date hereof, Lender shall receive an opinion of Borrower's and COPLP's counsel as to the continued enforceability of the Security Documents and such other matters as are required by Lender, in form and substance acceptable to Lender.

         (c) Confirmation of Authority. On or before the date hereof, Borrower and COPLP shall deliver to Lender evidence satisfactory to Lender of their existence, good standing, authority to do business in Maryland and resolutions respecting its authority to consummate the transactions provided for herein, each in form and substance acceptable to Lender.

         (d) Payment of Transfer Fee and Attorneys' Fees. On or before the date hereof, Borrower shall deliver the Transfer Fee to Lender and pay all attorneys' fees and expenses incurred in connection with the transactions contemplated herein.

         (e) No Default. There shall be no Event of Default continuing under the Security Documents at the time of closing.

    (ii) By its execution and delivery of this Agreement, the Lender hereby confirms that the conditions precedent contained in Section 14(i) have been satisfied.

    15. Provisions Regarding Conversion to LLC. Lender hereby consents to the Conversion of Borrower to a limited liability company (the "LLC"), upon the satisfaction of the following conditions:

         (a) Prior to the Conversion, Borrower shall provide to Lender, for Lender's review and approval:

              (1) the proposed form of LLC Articles of Organization and Operating Agreement ("LLC Organizational Documents");


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              (2) the proposed form of confirmatory deed conveying the Property from Borrower to the LLC (the "Confirmatory Deed); and

              (3) a proforma title endorsement evidencing the record transfer of the Property to the LLC and assuring the Lender of no loss of priority of its Deed of Trust as a result of such transfer (the "Title Endorsement").

         (b) Upon Lender's approval of the form of LLC Organizational Documents, the form of Confirmatory Deed, and the form of Title Endorsement, the LLC and Lender shall enter into an Loan Assumption and Ratification Agreement with Lender in the form attached hereto as Exhibit A.

    16. Absence and Waiver of Claims. Borrower hereby affirms that there has been no occurrence to date of any event or fact which would give rise to any claim or any right of setoff, counterclaim or any other defense to the rights of Lender under the Security Documents and to the extent such claim, right or defense has arisen, Borrower hereby waives and releases such claim, right or defense.

    17. Payment of Lender's Expenses. Borrower (i) agrees to pay all costs incurred by Lender in connection with its entry into this Agreement, including but not limited to, reasonable attorneys' fees, and (ii) acknowledges that the provisions of this Agreement shall not be effective to modify the Security Documents unless and until its obligation to reimburse Lender for said expenses has been satisfied.

    18. No Amendment. Except as may be amended or modified hereby, the Security Documents shall otherwise remain in full force and effect.

    19. Counterparts. This Agreement may be executed in multiple counterparts, which, when taken together, shall constitute the whole.

    20. Trustees. Raymond G. Truitt and Jon M. Laria, the trustees under the Deed of Trust, join in the execution of this Agreement to acknowledge the modifications and amendments contained hereinabove.

    21. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns, and shall be governed by the law of the State of Maryland.

    22. Further Assurances. Borrower agrees to execute and deliver such additional instruments as may be reasonably requested by Lender in furtherance of the terms of this Agreement.


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                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]


                                       8

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    IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

                                  BORROWER:

WITNESS:                          CRANBERRY-140 LIMITED PARTNERSHIP, a
                                  Maryland limited partnership

                                  By: COPT Columbia, LLC, a Maryland
                                      limited liability company, its general
                                      partner

                                  By: Corporate Office Properties, L.P.,
                                      a Delaware limited partnership,
                                      its sole member

                                  By: Corporate Office
                                      Properties Trust, a
                                      Maryland trust company,
                                      its general partner


--------------------------

                        By:                         (SEAL)
                           -------------------------
                                                    Name: Clay W. Hamlin, III
                                                    Title:

                                  LENDER:

WITNESS:                          SECURITY LIFE OF DENVER INSURANCE
                                  COMPANY, a Colorado corporation

--------------------------

                        By:                           (SEAL)
                           --------------------------
                           Name:
                           Title:


                           ---------------------------(SEAL)
                           RAYMOND G. TRUITT, Trustee


                           ---------------------------(SEAL)
                           JON M. LARIA, Trustee


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                     [NOTARY BLOCKS BEGIN ON FOLLOWING PAGE]

STATE OF          : COUNTY OF          : TO WIT:

    I HEREBY CERTIFY that on this ____ day of __________, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared CLAY W. HAMLIN, III, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is the ______________ of CORPORATE OFFICE PROPERTIES TRUST, a Maryland trust company, the general partner of CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership, the sole member of COPT COLUMBIA, LLC, a Maryland limited liability company, the general partner of CRANBERRY-140 LIMITED PARTNERSHIP, a Maryland limited partnership, and that he has been duly authorized to execute, and has executed, the foregoing instrument on behalf of the said entity for the purposes therein set forth, and that the same is its act and deed.

    IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.


                                  -------------------------------
                                  Notary Public

My commission expires on                .
                        ----------------


STATE OF          : COUNTY OF          : TO WIT:

    I HEREBY CERTIFY that on this ____ day of _______________, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared _______________________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is the _____________ of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation, that he has been duly authorized to execute, and has executed, the foregoing instrument on behalf of the said entity for the purposes therein set forth, and that the same is its act and deed.

                  IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.



                                  -------------------------------
                                  Notary Public

My commission expires on                .
                        ----------------


                                       11

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STATE OF          : COUNTY OF          : TO WIT:

    I HEREBY CERTIFY that on this ________ day of _______, 199__, before me, a Notary Public for the state and county aforesaid, personally appeared RAYMOND G. TRUITT, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he has executed, the foregoing instrument for the purposes therein set forth.

    IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.


                                  -------------------------------
                                  Notary Public

My commission expires on                .
                        ----------------

STATE OF          : COUNTY OF          : TO WIT:

    I HEREBY CERTIFY that on this ________ day of _______, 199__, before me, a Notary Public for the state and county aforesaid, personally appeared JON M. LARIA, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he has executed, the foregoing instrument for the purposes therein set forth.

    IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.


                                  -------------------------------
                                  Notary Public

My commission expires on                .
                        ----------------


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                                    Exhibit A

               Form of Loan Assumption and Ratification Agreement


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